UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2008

Commission File Number 000-52614

SHOW ME ETHANOL, LLC
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation or organization)	20-4594551 (I.R.S. Employer Identification Number)

P.O. Box 9, 26530 E. Highway 24, Carrollton, Missouri 64633
(660) 542-6493
(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 26, 2008, Show Me Ethanol, LLC (“Registrant”) dismissed Eide Bailly LLP as the Registrant’s independent registered public accounting firm. Eide Bailly LLP had previously been engaged as the principal accountant to audit the Registrant’s financial statements.

The Registrant engaged BKD, LLP as its new independent auditors, effective as of March 26, 2008, to audit the Registrant’s financial statements for the years ended December 31, 2008 and to perform procedures related to the financial statements included in the Registrant’s Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

The decision to dismiss Eide Bailly LLP and engage BKD, LLP was recommended by the Registrant’s Audit Committee and approved by the Registrant’s Board of Managers on March 26, 2008.

The reports of Eide Bailly LLP on the Registrant’s financial statements for the period from January 24, 2006 (Inception) to December 31, 2006 and the year ended December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s two most recent fiscal years and the subsequent interim period through March 26, 2008, the date of dismissal, there were no disagreements with Eide Bailly LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Eide Bailly LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-B during the Registrant’s two most recent fiscal years and the subsequent interim period through March 26, 2008, the date of dismissal.

The Registrant has made the contents of this Current Report on Form 8-K available to Eide Bailly LLP and requested it to furnish a letter to the SEC as to whether Eide Bailly LLP agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views. A copy of Eide Bailly LLP’s letter to the SEC is included as Exhibit 16.1 to this Form 8-K.

Other than in connection with the engagement of BKD, LLP by the Registrant, during the Registrant’s most recent fiscal year and the subsequent interim period prior to March 26, 2008, the Registrant did not consult BKD, LLP regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or the related instructions thereto or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed with or incorporated as part of this report as required by Item 601 of Regulation S-K:

16.1    Letter from Eide Bailly LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2008	SHOW ME ETHANOL, LLC

	By:	/s/ Gregory E. Thomas Name: Gregory E. Thomas
Title: General Manager & Principal Executive Officer

EXHIBIT INDEX

16.1    Letter from Eide Bailly LLP